Exhibit 32.1

CERTIFICATION OF OFFICERS PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of TheDirectory.com, Inc., a Utah Corporation (the “Company”), do hereby certify, to such officers’ knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended August 31, 2014 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company .

/s/ Scott Gallagher

Scott Gallagher

Chief Executive Officer

(Principal Executive Officer)

(Principal Financial and Accounting Officer)

Date: October 15, 2014